Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (4,073)	$ (4,010)	$ (2,855)
Current service cost	(512)	(602)	(381)
Interest cost	(43)	(26)	(29)
Benefit paid			0
Actuarial gains and losses	2,227	231	(411)
Reclassification/CTA	11	334	(334)
Ending balance	$ (2,390)	$ (4,073)	$ (4,010)